UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 6, 2009
TRONOX INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-32669	20-2868245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 N. Robinson, Suite 300
Oklahoma City, Oklahoma 73102

(Address of Principal Executive Offices, including Zip Code)
(405) 775-5000

(Registrant’s telephone number, including area code)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
     On January 12, 2009, Tronox Incorporated (the “Company”), and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The chapter 11 cases are being jointly administered under the caption [In re Tronox Incorporated, et al., Case No. 09-10156 (ALG) (the “Chapter 11 Cases”). The Debtors will continue to operate their businesses and manage their properties as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
     Attached as Exhibit 99.1 is the Monthly Operating Report related to month ended January 31, 2009 as filed with the Bankruptcy Court.
     Cautionary Statements Regarding Financial and Operating Data
     The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Company or its subsidiaries, or any other affiliate of the Company. Further, the Monthly Operating Report only reports the results of operations of the Debtors and does not reflect information related to non-debtor entities. The Monthly Operating Report was not audited or reviewed by independent accountants, is as prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of The Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
     Limitation on Incorporation by Reference
     In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished under Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
     As previously disclosed, additional information regarding the Chapter 11 Cases is available on the reorganization area of the Company’s website at www.tronox.com or by calling a toll-free hotline at 1-866-775-5009. The Company will submit monthly operating reports to the Bankruptcy Court in accordance with the rules of the Bankruptcy Court and any applicable guidelines of the Office of the United States Trustee, and also plans to post these monthly operating reports on the reorganization area of the Company’s website at www.tronox.com.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Monthly Operating Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRONOX INCORPORATED
Date: March 6, 2009
	By:	/s/ Michael J. Foster
		Name:	Michael J. Foster
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Monthly Operating Report.

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